Exhibit 10.1

SUPPLEMENT AND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SUPPLEMENT AND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Supplement”) is entered into effective as of December 9, 2013 (the “Effective Date”), among OUTERWALL INC., a Delaware corporation (the “Borrower”), the REVOLVING LENDERS (including any new Revolving Lenders) party hereto (the “Revolving Lenders”), the TERM LENDERS party hereto (the “Term Lenders”), the ADDITIONAL TERM FACILITY LENDERS (hereinafter defined) and BANK OF AMERICA, N.A., as the administrative agent for the Lenders (hereinafter defined) (in such capacity, the “Administrative Agent”).

A. The Borrower, the Lenders party thereto immediately prior to the Effective Date and the Administrative Agent are party to that certain Second Amended and Restated Credit Agreement dated as of November 20, 2007 and amended and restated as of April 29, 2009 and as of July 15, 2011 (as the same has been subsequently amended, modified, supplemented, restated or amended and restated from time to time, the “Credit Agreement”). Unless otherwise defined in this Supplement, each defined term used in this Supplement shall have the meaning given to such term in the Credit Agreement.

B. Pursuant to Sections 2.14 and 2.15 of the Credit Agreement, the Borrower has requested that the Aggregate Revolving Commitments be increased and that an Additional Term Facility be made available under the Credit Agreement. Subject to the terms and conditions of this Supplement, the Lenders party to this Supplement (which constitute the Required Lenders immediately prior to giving effect to the amendments to the Credit Agreement set forth in Paragraph 1 of this Supplement) have agreed to amend the Credit Agreement in certain respects, certain of the Revolving Lenders party to this Supplement have severally agreed to increase their respective Revolving Commitments (or in the case of any new Revolving Lender, extend a Revolving Commitment) and the Additional Term Facility Lenders have severally agreed to make available the Additional Term Facility.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement. Effective immediately prior to the effectiveness of the supplements to the Credit Agreement set forth in Paragraphs 2, 3, 4 and of this Supplement, the “$250,000,000” number appearing in Section 2.14(a) and Section 2.15(a) of the Credit Agreement is amended to read “$350,000,000”. Any Lender that executes this Supplement, but that (a) is not a party referenced in Paragraph 1 of this Supplement, (b) is not a Revolving Lender that is increasing its Revolving Commitment pursuant to Paragraph 2 of this Supplement or (c) is not an Additional Term Facility Lender referenced in Paragraph 3 of this Supplement, is executing this Supplement solely to evidence its consent to the amendments set forth in this Paragraph 1 and shall have no other rights or obligations under this Supplement.

2. Joinder. Each party identified on the signature pages hereof as a Revolving Lender and each Additional Term Facility Lender, in each case that is not a Lender party to the Credit Agreement immediately prior to the Effective Date, hereby severally agrees to be, and severally assumes the rights and obligations of, a Lender under the Credit Agreement to the extent that such rights and obligations are applicable to such Lender as a Revolving Lender or an Additional Term Facility Lender.

3. Increase of Aggregate Revolving Commitments. Pursuant to Section 2.14 of the Credit Agreement and effective as of the Effective Date, the Aggregate Revolving Commitments are hereby increased by an amount equal to $150,000,000, and from and after the Effective Date, each Revolving Lender party to the Credit Agreement shall have a several Revolving Commitment in the applicable

Supplement and Amendment to Second

Amended and Restated Credit Agreement

amount set forth on Schedule I to this Supplement. The Applicable Percentage of each Revolving Lender on the Effective Date is set forth on Schedule I to this Supplement. Credit Extensions made pursuant to the increase in the Aggregate Revolving Commitment effected hereby shall be made on the same terms and conditions, and shall bear interest and be payable on the same terms, as those applicable to the Revolving Facility immediately prior to the Effective Date and shall otherwise be governed by the terms and conditions of the Credit Agreement and the other Loan Documents. Pursuant to Section 2.14(e) of the Credit Agreement, the Borrower shall prepay any outstanding Committed Revolving Loans (and pay any additional amounts required pursuant to Section 3.05 of the Credit Agreement) to the extent necessary to keep the outstanding Committed Revolving Loans ratable with any revised Applicable Percentages with respect to the Revolving Facility arising from any nonratable increase in the Revolving Commitments under this Supplement, such prepayment to be made on such date as the Administrative Agent may reasonably determine after consultation with the Borrower, with a view to minimizing any additional amounts payable pursuant to Section 3.05 of the Credit Agreement.

4. Additional Term Facility Commitments. Pursuant to Section 2.15 of the Credit Agreement and effective as of the Effective Date, each Additional Term Facility Lender severally assumes an Additional Term Facility Commitment and, on or before the second Business Day after the Effective Date, severally agrees to make an Additional Term Facility Loan to the Borrower, in each case in the amount set forth opposite the name of such Additional Term Facility Lender on Schedule II to this Supplement. The Applicable Percentage of each Additional Term Facility Lender on the Effective Date is set forth on Schedule II to this Supplement.

5. Interest Rate and Terms of Payment of Additional Term Facility. Credit Extensions made pursuant to the Additional Term Facility shall constitute Obligations owing under the Credit Agreement and the other Loan Documents, shall rank pari passu in right of payment and of security with the Revolving Facility and the Term Facility, shall bear interest and be payable on the same terms as those applicable to the Committed Term Loans immediately prior to the Effective Date and shall otherwise be governed by the terms and conditions of the Credit Agreement and the other Loan Documents; provided that (a) until the first Business Day following the date a Compliance Certificate is delivered pursuant to Section 6.02(b) of the Credit Agreement for the fiscal quarter ending March 31, 2014, the Applicable Rates for the Additional Term Facility Loans shall be no less than those corresponding to Pricing Level 3 in the definition of Applicable Rate in the Credit Agreement, and (b) the principal balance of the Additional Term Facility Loans shall be payable on the following dates and in the following amounts (expressed as a percentage of the aggregate amount of the Additional Term Facility Loans made on the Effective Date):

Payment Date	Percentage Amount
Last Business Day of March 2014	2.500%
Last Business Day of June 2014	2.500%
Last Business Day of September 2014	3.125%
Last Business Day of December 2014	3.125%
Last Business Day of March 2015	3.125%
Last Business Day of June 2015	3.125%
Last Business Day of September 2015	3.125%
Last Business Day of December 2015	3.125%
Last Business Day of March 2016	3.125%
Last Business Day of June 2016	3.125%
July 15, 2016	Remaining Principal Balance

Supplement and Amendment to Second
2	Amended and Restated Credit Agreement

In addition, the Borrower shall not make any optional prepayment of the Additional Term Facility Loans unless the Borrower concurrently makes a prepayment of the Committed Term Loans on a pro rata basis and directs that such prepayments be applied to the principal installments due on the Additional Term Facility Loans and the Committed Term Loans in the same manner.

6. Conditions Precedent to Occurrence of Effective Date, Amendments to Credit Agreement, Increase of Aggregate Revolving Commitments and Making of Additional Term Facility Loans. This Supplement shall not become effective on the Effective Date, the Additional Term Facility Loans shall not be made on the Effective Date and the other transactions contemplated hereby shall not occur, in each case unless and until the following conditions precedent are satisfied:

(a) the Administrative Agent has received counterparts of this Supplement executed by the Borrower, the Guarantors, the Revolving Lenders that are parties hereto, the Term Lenders that are parties hereto, the Additional Term Facility Lenders and the Administrative Agent;

(b) the Administrative Agent has received Notes executed by the Borrower payable to each Lender requesting such Notes;

(c) the Administrative Agent has received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may request evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Supplement and the other Loan Documents to which such Loan Party is a party;

(d) the Administrative Agent has received such documents and certifications as the Administrative Agent may reasonably request to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(e) the Administrative Agent has received a favorable opinion of Perkins Coie LLP, counsel to the Loan Parties, each addressed to the Administrative Agent and each Lender party hereto, as to such matters concerning the Loan Parties, this Supplement, the Credit Agreement as modified by this Supplement and the other Loan Documents as the Administrative Agent may reasonably request;

Supplement and Amendment to Second
3	Amended and Restated Credit Agreement

(f) the Administrative Agent has received a certificate of a Responsible Officer of the Borrower as to the matters set forth below in this clause (f):

(i) certifying as to the Solvency of the Borrower and its Subsidiaries taken as a whole before and after giving effect to the transactions occurring pursuant to this Supplement on the Effective Date; and

(ii) attaching a Compliance Certificate showing pro forma compliance as of the last day of the fiscal quarter of the Borrower ending most recently prior to the Effective Date, after giving effect to the transactions occurring pursuant to this Supplement on the Effective Date;

(g) the Administrative Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated have received payment of all fees set forth in the separate fee letter dated as of November 15, 2013, among the Borrower, Merrill Lynch, Pierce Fenner & Smith Incorporated and Bank of America, N.A., or otherwise required to be paid in connection with the transactions contemplated hereby;

(h) the Administrative Agent has received payment of all reasonable expenses, including reasonable legal fees and expenses of counsel to the Administrative Agent, incurred by the Administrative Agent in connection with this Supplement, to the extent invoiced to the Borrower on or prior to the Effective Date;

(i) the Administrative Agent has received such other agreements, documents, instruments and items as the Administrative Agent may reasonably request;

(j) no order, decree, judgment, ruling or injunction of a court of competent jurisdiction, domestic or foreign, exists which restrains the consummation of the transactions contemplated by this Supplement, and no statute, rule or regulation has been enacted by any Governmental Authority which prohibits or makes unlawful the consummation of the transactions contemplated by this Supplement;

(k) the representations and warranties of the Borrower and each other Loan Party contained in Paragraph 6 of this Supplement, Article V of the Credit Agreement and any other Loan Document are true and correct on and as of the Effective Date, both before and after giving effect to the transactions occurring pursuant to this Supplement on the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, and except that for purposes of this clause, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(l) both before and after giving effect to the transactions occurring pursuant to this Supplement on the Effective Date, no Default or Event of Default has occurred and is continuing;

(m) the Administrative Agent has received satisfactory evidence that the Administrative Agent (on behalf of the Lenders and their Affiliates, as applicable) has, pursuant to the Credit Agreement and the other Loan Documents, and shall continue to have, a valid and perfected first priority (subject to certain exceptions set forth in the Credit Agreement and the other Loan Documents) lien and security interest in the Collateral;

(n) since December 31, 2012, there has not occurred a material adverse change (i) in the business, assets, properties, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, or (ii) in the facts and information regarding such entities, taken as a whole, as represented on or prior to the Effective Date;

Supplement and Amendment to Second
4	Amended and Restated Credit Agreement

(o) all of the information provided by the Borrower and its Subsidiaries prior to the Closing Date in connection with the transactions contemplated by this Supplement is complete and correct in all material respects; and no changes or developments have occurred, and no new or additional information has been received or discovered by the Administrative Agent or the Lenders parties hereto, regarding the Borrower and its Subsidiaries or the transactions contemplated by this Supplement that has had or could reasonably be expected to have a Material Adverse Effect; and

(p) there exists no action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental authority that has had or could reasonably be expected to have a Material Adverse Effect or that seeks to prevent, prohibit or limit any of the transactions contemplated by this Supplement.

7. Representations. The Borrower represents and warrants to the Administrative Agent, the Revolving Lenders party hereto, the Term Lenders party hereto and the Additional Term Facility Lenders as follows:

(a) the execution, delivery and performance by the Borrower and the other Loan Parties of this Supplement and the other document and instruments contemplated hereby have been duly authorized by all necessary corporate action, this Supplement and the other document and instruments contemplated hereby have been duly executed and delivered by the Borrower and the other Loan Parties and this Supplement and the Credit Agreement and the other Loan Documents constitute the valid and binding obligations of the Borrower and the other Loan Parties, enforceable in accordance with their respective terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity;

(b) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement and any other Loan Document are true and correct on and as of the Effective Date, both before and after giving effect to the transactions occurring pursuant to this Supplement on the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, and except that for purposes of this clause, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(c) since September 30, 2013, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.; and

(d) both before and after giving effect to the transactions occurring pursuant to this Supplement on the Effective Date, no Default or Event of Default has occurred and is continuing.

8. Effect of Supplement. This Supplement is a Loan Document. No Lender that is not a party hereto is required to execute and deliver this Supplement in order to make it valid and binding on the Lenders, the Borrower, the Guarantors and the Administrative Agent. Except as expressly supplemented and modified by this Supplement, all of the terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and the guarantees and Liens created thereby, are unchanged, remain in full force and effect and are hereby ratified and confirmed. The Guarantors hereby consent to the supplements and modifications to the Credit Agreement and the other Loan Documents effected hereby and agree that such supplements and modifications do not release, diminish, discharge or otherwise reduce or affect any of their respective obligations under the Guarantee and Collateral Agreement or any of the other Loan Documents. If any part of this Supplement is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable. The Loan Documents and

Supplement and Amendment to Second
5	Amended and Restated Credit Agreement

any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby modified so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as supplemented by this Supplement.

9. Expenses. The Borrower shall pay all reasonable fees and expenses paid or incurred by the Administrative Agent incident to this Supplement, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery and execution of this Supplement and any related documents.

10. Governing Law. This Supplement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles.

11. Counterparts. This Supplement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Supplement by telecopier or by electronic mail shall be effective as delivery of a manually executed counterpart of this Supplement.

12. ENTIRETY. THIS SUPPLEMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERCEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

13. Parties. This Supplement binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Lenders and their respective successors and permitted assigns.

[REMAINDER OF PAGE INTENTIONALLY BLANK.

SIGNATURE PAGES FOLLOW.]

Supplement and Amendment to Second
6	Amended and Restated Credit Agreement

Signature Page to that certain Supplement and Amendment to Second Amended and Restated Credit Agreement dated as of the date first set forth above, among Outerwall Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

BORROWER:

OUTERWALL INC.

By:	/s/ Galen C. Smith
	Name:	Galen C. Smith
	Title:	Chief Financial Officer

Signature Page to

Supplement and Amendment to Second Amended and Restated Credit Agreement

Signature Page to that certain Supplement and Amendment to Second Amended and Restated Credit Agreement dated as of the date first set forth above, among Outerwall Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

GUARANTORS:

CLOVER ONE, LLC

By:	Outerwall Inc., its sole manager

	By:	/s/ Donald R. Rench
		Name:	Donald R. Rench
		Title:	Corporate Secretary

COINSTAR INTERNATIONAL, INC.

By:	/s/ Donald R. Rench
	Name:	Donald R. Rench
	Title:	Secretary

COINSTAR PROCUREMENT, LLC

By:	Outerwall Inc., its sole manager

	By:	/s/ Donald R. Rench
		Name:	Donald R. Rench
		Title:	Corporate Secretary

Signature Page to

Supplement and Amendment to Second Amended and Restated Credit Agreement

Signature Page to that certain Supplement and Amendment to Second Amended and Restated Credit Agreement dated as of the date first set forth above, among Outerwall Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

CUHL FOODS, LLC

By:	CUHL Holdings, LLC, its sole manager

	By:	Outerwall Inc., its sole manager

		By:	/s/ Donald R. Rench
			Name:	Donald R. Rench
			Title:	Corporate Secretary

CUHL HOLDINGS, LLC

By:	Outerwall Inc., its sole manager

	By:	/s/ Donald R. Rench
		Name:	Donald R. Rench
		Title:	Corporate Secretary

ECOATM, INC.

By:	/s/ Maria D. Stipp
	Name:	Maria D. Stipp
	Title:	Interim President

REDBOX AUTOMATED RETAIL, LLC

By:	Outerwall Inc., its sole manager

	By:	/s/ Donald R. Rench
		Name:	Donald R. Rench
		Title:	Corporate Secretary

Signature Page to

Supplement and Amendment to Second Amended and Restated Credit Agreement

Signature Page to that certain Supplement and Amendment to Second Amended and Restated Credit Agreement dated as of the date first set forth above, among Outerwall Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

REDBOX INCENTIVES LLC

By:	Redbox Automated Retail, LLC, its sole member

	By:	Outerwall Inc., its sole manager

		By:	/s/ Donald R. Rench
			Name:	Donald R. Rench
			Title:	Corporate Secretary

RAR VENTURES, LLC

By:	Redbox Automated Retail, LLC, its sole manager

	By:	Outerwall Inc., its sole Manager

		By:	/s/ Donald R. Rench
			Name:	Donald R. Rench
			Title:	Corporate Secretary

SESAME HOLDINGS, LLC

By:	Outerwall Inc., its sole manager

	By:	/s/ Donald R. Rench
		Name:	Donald R. Rench
		Title:	Corporate Secretary

Signature Page to

Supplement and Amendment to Second Amended and Restated Credit Agreement

Signature Page to that certain Supplement and Amendment to Second Amended and Restated Credit Agreement dated as of the date first set forth above, among Outerwall Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

BANK OF AMERICA, N.A., as the Administrative Agent and as a Lender

By:	/s/ GARY L. MINGLE
Name: GARY L. MINGLE
Title: SENIOR VICE PRESIDENT

Signature Page to

Supplement and Amendment to Second Amended and Restated Credit Agreement

Signature Page to that certain Supplement and Amendment to Second Amended and Restated Credit Agreement dated as of the date first set forth above, among Outerwall Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ GLORIA NEMECHEK
Name: GLORIA NEMECHEK
Title: SENIOR VICE PRESIDENT

Signature Page to

Supplement and Amendment to Second Amended and Restated Credit Agreement

Signature Page to that certain Supplement and Amendment to Second Amended and Restated Credit Agreement dated as of the date first set forth above, among Outerwall Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ THOMAS F. O’CONNELL
Name: THOMAS F. O’CONNELL
Title: SVP, REGIONAL COMMERCIAL EXECUTIVE

Signature Page to

Supplement and Amendment to Second Amended and Restated Credit Agreement

Signature Page to that certain Supplement and Amendment to Second Amended and Restated Credit Agreement dated as of the date first set forth above, among Outerwall Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ GORDON MACARTHUR
Name: GORDON MACARTHUR
Title: AUTHORIZED SIGNATORY

Signature Page to

Supplement and Amendment to Second Amended and Restated Credit Agreement

Signature Page to that certain Supplement and Amendment to Second Amended and Restated Credit Agreement dated as of the date first set forth above, among Outerwall Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ KURBAN H. MERCHANT
Name: KURBAN H. MERCHANT
Title: VICE PRESIDENT

Signature Page to

Supplement and Amendment to Second Amended and Restated Credit Agreement

Signature Page to that certain Supplement and Amendment to Second Amended and Restated Credit Agreement dated as of the date first set forth above, among Outerwall Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

UNION BANK, N.A., as a Lender

By:	/s/ SUSAN J. SWERDLOFF
Name: SUSAN J. SWERDLOFF
Title: SENIOR VICE PRESIDENT

Signature Page to

Supplement and Amendment to Second Amended and Restated Credit Agreement

Signature Page to that certain Supplement and Amendment to Second Amended and Restated Credit Agreement dated as of the date first set forth above, among Outerwall Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

COMERICA BANK, as a Lender

By:	/s/ MICHAEL FISHBACK
Name: MICHAEL FISHBACK
Title: VICE PRESIDENT

Signature Page to

Supplement and Amendment to Second Amended and Restated Credit Agreement

Signature Page to that certain Supplement and Amendment to Second Amended and Restated Credit Agreement dated as of the date first set forth above, among Outerwall Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ TAD L. STAINBROOK
Name: TAD L. STAINBROOK
Title: VICE PRESIDENT

Signature Page to

Supplement and Amendment to Second Amended and Restated Credit Agreement

Signature Page to that certain Supplement and Amendment to Second Amended and Restated Credit Agreement dated as of the date first set forth above, among Outerwall Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ KELLY CHIN
Name: KELLY CHIN
Title: AUTHORIZED SIGNATORY

Signature Page to

Supplement and Amendment to Second Amended and Restated Credit Agreement

Signature Page to that certain Supplement and Amendment to Second Amended and Restated Credit Agreement dated as of the date first set forth above, among Outerwall Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

COLUMBIA STATE BANK, as a Lender

By:	/s/ KEVIN N. MEABON
Name: KEVIN N. MEABON
Title: SENIOR VICE PRESIDENT

Signature Page to

Supplement and Amendment to Second Amended and Restated Credit Agreement

Signature Page to that certain Supplement and Amendment to Second Amended and Restated Credit Agreement dated as of the date first set forth above, among Outerwall Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

BBVA COMPASS BANK, as a Lender

By:	/s/ JOSEPH W. NIMMONS
Name: JOSEPH W. NIMMONS
Title: SR. VICE PRESIDENT

Signature Page to

Supplement and Amendment to Second Amended and Restated Credit Agreement

Signature Page to that certain Supplement and Amendment to Second Amended and Restated Credit Agreement dated as of the date first set forth above, among Outerwall Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

BMO HARRIS BANK N.A., as a Lender

By:	/s/ JASON DEEGAN
Name: JASON DEEGAN
Title: VICE PRESIDENT

Signature Page to

Supplement and Amendment to Second Amended and Restated Credit Agreement

Signature Page to that certain Supplement and Amendment to Second Amended and Restated Credit Agreement dated as of the date first set forth above, among Outerwall Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

BANK OF THE WEST, as a Lender

By:	/s/ BRUCE KENDREX
Name: BRUCE KENDREX
Title: SENIOR VICE PRESIDENT

Signature Page to

Supplement and Amendment to Second Amended and Restated Credit Agreement